Deferred Revenue	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Deferred Revenue

The Company entered into a licensing agreement during the year ended December 31, 2003 and received an initial fee of $770,000. This fee is deferred and recognized on a straight-line basis over the life of the license agreement of 10 years. In addition, the Company received royalties of $100,000 in each of the first three years of the agreement. The Company recognized revenue of approximately $77,000 for this agreement during each of the years ended December 31, 2010 and 2009.

The Company entered into a licensing agreement with a biomedical entity during the year ended December 31, 2005 and received an initial license fee of $50,000. This fee is deferred and recognized on a straight-line basis over the life of the license agreement of 7 years. The Company recognized revenue of approximately $5,000 for this agreement during each of the years ended December 31, 2010 and 2009.